WISDOMTREE TRUST

Supplement Dated December 6, 2011

to the

WisdomTree Domestic Equity ETFs and

WisdomTree Global Equity ETFs Prospectuses

Dated July 29, 2011

The following information supplements, and should be read in conjunction with, the Prospectuses listed above.

On December 1, 2011, in the U.S. District Court for the Central District of California, Research Affiliates, LLC, filed a complaint naming the Trust, the Adviser and its affiliates, the Sub-Adviser and the Distributor as defendants. The complaint alleges that the fundamentally weighted index methodology utilized by the WisdomTree Domestic Equity ETFs and Global Equity ETFs (the “Funds”) infringes three of the plaintiff’s patents and seeks both unspecified monetary damages to be determined and an injunction to prevent further infringement. An adverse resolution of this case could have a negative impact on the Funds and could adversely affect Fund performance. At this early stage of the proceedings it is not possible to determine the probability of any outcome or the potential amount of any loss. The Trust believes it has strong defenses and intends to vigorously defend against the plaintiff’s claims.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

WIS-SP-003/012-1211